SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                                                 Date of Report (Date of earliest event reported) February 23, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2038 Corte Del Nogal, Suite 110
Carlsbad, CA 92011
(Address of principal executive offices)

760-804-8844
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On February 23, 2007, Quest Canada Corporation, a Canadian corporation and wholly owned subsidiary of Quest Oil Corporation (the “Company”), engaged the firm of Fasken Martineau DuMoulin, LLP to file a Petition, attached to this Form 8-K as Exhibit 10.1, in the Supreme Court of British Columbia, Canada requesting a stay order be granted by the court pursuant to the Companies’ Creditors Arrangement Act, R.S.C. 1985 c. C-36 (the “CCAA”). The Initial Order, attached to this Form 8-K as Exhibit 10.2, was granted on February 23, 2007 before the honorable Chief Justice Brenner.

The Initial Order provides the Company the interim relief sought pursuant to the Petition under the CCAA. The Initial Order appointed the firm of Deloitte & Touche, LLP to act as monitor and officer of the court and oversee the restructuring of the Company’s finances during the proceedings to protect the Company’s shareholders and creditors.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

10.1	Petition requesting stay order pursuant to the Companies’ Creditors Arrangement Act, R.S.C. 1985 c. C-36, filed in the Supreme Court of British Columbia on February 23, 2007.

10.2	Initial Order granting stay order pursuant to the Companies’ Creditors Arrangement Act, R.S.C. 1985 c. C-36, entered in the Supreme Court of British Columbia on February 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Phillip C. Scott ______________
By:	Phillip C. Scott
Its:	Chief Financial Officer